UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2008

PSIVIDA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

pSivida Corp. is filing this current report to provide certain disclosure for the fiscal year ended June 30, 2007 (set forth in Exhibit 99.1 hereto and incorporated herein by reference). Except as otherwise noted, the disclosures relate to pSivida Corp.’s predecessor, pSivida Limited, an Australian corporation.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

No.	Description
99.1	Certain disclosures for the fiscal year ended June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA CORP.

By:	/s/ Michael J. Soja
Michael J. Soja, Vice President, Finance and CFO

Dated: June 19, 2008